UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 21, 2007

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Danaher Corporation, a Delaware corporation (the “Company”), hereby amends Items 2.01 and 9.01 of its Current Report on Form 8-K (Date of Report: November 21, 2007) in their entirety to read as follows:

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 15, 2007, Danaher Corporation (“Danaher”) announced that it had entered into an Agreement and Plan of Merger, dated October 14, 2007 (the “Merger Agreement”) with Raven Acquisition Corp., an indirect wholly owned subsidiary of Parent (the “Purchaser”) and Tektronix, Inc. (“Tektronix”). Pursuant to the Merger Agreement, the Purchaser commenced a cash tender offer to acquire all of Tektronix’ outstanding shares of common stock, without par value, including the associated preferred shares purchase rights (the “Rights”) (which Rights, together with the outstanding shares of Tektronix’ common stock, are hereinafter referred to as the “Shares”) at a price per Share of $38.00 net to the seller in cash without interest upon the terms and subject to the conditions disclosed in the Offer to Purchase included in the Tender Offer Statement on Schedule TO and in the related Letter of Transmittal (each as amended and supplemented from time to time) filed by Danaher and the Purchaser with the Securities and Exchange Commission on October 18, 2007 (the “Offer”).

The Offer expired at 11:59 p.m., New York City time, on November 15, 2007. Danaher and the Purchaser elected to provide a subsequent offering period pursuant to Rule 14d-11 of the Securities Exchange Act of 1934, as amended, for the remaining Shares, which period expired at 11:59 p.m., New York City time, on November 20, 2007. Based upon information provided by Computershare Trust Company, N.A., the depositary for the Offer, an aggregate of approximately 69,094,604 Shares (excluding Shares that had previously been tendered pursuant to guaranteed delivery procedures but were not actually delivered) were validly tendered into, and not withdrawn from, the Offer and subsequent offering period, representing over 90% of the outstanding Shares. Purchaser has accepted for payment all such validly tendered and not withdrawn Shares and has made payment for such Shares in accordance with the terms of the Offer and applicable law.

Following the Purchaser’s acquisition of over 90% of the Shares, the Purchaser merged with and into Tektronix on November 21, 2007, with Tektronix surviving as an indirect wholly owned subsidiary of Danaher. The Merger was implemented on an expedited basis pursuant to the short-form merger procedure available under Oregon law. On that date, the Shares ceased to be traded on the New York Stock Exchange. In the Merger, each Share was cancelled and (other than Shares held by Danaher or the Purchaser and certain other restricted shares) converted into the right to receive $38.00 per Share, net to the seller in cash without interest.

Danaher funded the acquisition of Tektronix through the issuance of commercial paper and from available cash (including proceeds from the issuance of Danaher common stock as reported in Danaher’s Current Report on Form 8-K filed with the SEC on November 2, 2007). Tektronix is a leading supplier of test, measurement, and monitoring products, solutions and services for the communications, computer, consumer electronics, and education industries – as well as military/aerospace, semiconductor, and a broad range of other industries worldwide. Headquartered in Beaverton, Oregon, Tektronix has operations in 19 countries worldwide.

Attached hereto as Exhibit 99.1 is a copy of the press release issued by Danaher and Tektronix dated November 16, 2007 regarding the expiration and results of the Offer and commencement of a subsequent offering period, which is incorporated herein by reference.

Attached hereto as Exhibit 99.2 is a copy of the press release issued by Danaher and Tektronix dated November 21, 2007 regarding the expiration and results of the subsequent offering period, which is incorporated herein by reference.

Attached hereto as Exhibit 99.3 is a copy of the press release issued by Danaher dated November 21, 2007 regarding completion of the merger, which is incorporated herein by reference.

On November 21, 2007, the Company filed a Current Report on Form 8-K stating that it had completed the acquisition of Tektronix and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within the time period specified in the instructions to Item 9.01 of Form 8-K. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Tektronix as of May 26, 2007 and the related consolidated balance sheets as of May 26, 2007 and May 27, 2006, and consolidated statements of operations, shareholders’ equity and cash flows for each of the years in the three year period ended May 26, 2007 are filed as Exhibit 99.5 to this amendment and incorporated herein by this reference.

The unaudited interim financial statements of Tektronix as of and for the three months ended September 1, 2007 are filed as Exhibit 99.6 to this amendment and incorporated herein by this reference.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements with respect to the transaction described in Item 2.01 are filed as Exhibit 99.4 to this amendment and incorporated herein by this reference.

(c) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.01	Agreement and Plan of Merger, dated as of October 14, 2007, among Danaher Corporation, Raven Acquisition Corp. and Tektronix, Inc. (incorporated by reference to Exhibit 2.01 to Danaher’s Current Report on Form 8K filed on October 15, 2007)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1*	Text of press release issued by Danaher and Tektronix dated November 16, 2007

99.2*	Text of press release issued by Danaher and Tektronix dated November 21, 2007

99.3*	Text of press release issued by Danaher dated November 21, 2007

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

99.5	Financial statements of Tektronix, Inc. as of May 26, 2007 and for the three years ended May 26, 2007

99.6	Unaudited financial statements of Tektronix, Inc. as of and for the three months ended September 1, 2007

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas
Name:	Daniel L. Comas
Title:	Executive Vice President and Chief Financial Officer

Dated: December 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.01	Agreement and Plan of Merger, dated as of October 14, 2007, among Danaher Corporation, Raven Acquisition Corp. and Tektronix, Inc. (incorporated by reference to Exhibit 2.01 to Danaher’s Current Report on Form 8K filed on October 15, 2007)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1*	Text of press release issued by Danaher and Tektronix dated November 16, 2007

99.2*	Text of press release issued by Danaher and Tektronix dated November 21, 2007

99.3*	Text of press release issued by Danaher dated November 21, 2007

99.4	Unaudited Pro Forma Condensed Combined Statement of Earnings

99.5	Financial statements of Tektronix, Inc. as of May 26, 2007 and for the three years ended May 26, 2007

99.6	Unaudited financial statements of Tektronix, Inc. as of and for the three months ended September 1, 2007

*	Previously filed